Exhibit 10.1

THE NASDAQ STOCK MARKET 9600 BLACKWELL ROAD, SUITE 300 ROCKVILLE, MD 20850

By Facsimile and First Class Mail

October 2, 2003

Mr. Ralph M. Norwood

Vice President and Chief Financial Officer
SatCon Technology Corporation

161 First Street

Cambridge, MA 02142

Re:	SatCon Technology Corporation (“Satcon” or the “Company”)
Nasdaq Symbol: SATC

Dear Mr. Norwood:

On August 14, 2003, Staff notified the Company that it did not comply with the minimum $10,000,000 stockholders’ equity requirement under Maintenance Standard 1 for continued listing on The Nasdaq National Market, as set forth in Marketplace Rule 4450(a)(3).  Based on Staff’s further review of the Company and its plan of compliance dated September 10, 2003, Staff has determined that SatCon currently meets all continued listing requirements under Maintenance Standard 2, as set forth in Marketplace Rule 4450(b).  Accordingly, the Company complies with the quantitative requirements for continued listing and this matter is now closed.

If you have any questions, please contact Adam Foulke, Listing Analyst, at (301) 978-8029.

Sincerely,

/s/ Cynthia T. Melo
Cynthia T. Melo
Director
Listing Qualifications